UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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DGSE COMPANIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DGSE Companies, Inc.

11311 Reeder Road

Dallas, Texas 75229

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD December 21, 2012

Dear Stockholder:

As a stockholder of DGSE Companies, Inc., you are hereby given notice of and invited to attend in person or by proxy our 2012 Annual Meeting of Stockholders to be held at the DoubleTree Hotel, 11611 Luna Road, Farmers Branch, TX 75234 on Friday, December 21, 2012 at 10am (local time).

At this year’s stockholders’ meeting, you will be asked to (i) elect five directors to serve until the next annual meeting of stockholders and until their respective successors shall have been duly elected and qualified, (ii) ratify the appointment of Whitley Penn LLP (“Whitley Penn”) as our independent registered public accountants for the fiscal year ending December 31, 2012 and (iii) transact such other business as may properly come before the meeting and any adjournment(s) thereof. Our Board of Directors unanimously recommends that you vote FOR the directors nominated and FOR the ratification of Whitley Penn. Accordingly, please give careful attention to these proxy materials.

Only holders of record of our Common Stock as of the close of business on November 16, 2012 are entitled to notice of and to vote at our annual meeting and any adjournment(s) thereof. Our transfer books will not be closed.

You are cordially invited to attend the annual meeting. Whether you expect to attend the annual meeting or not, please vote, sign, date and return in the self-addressed envelope provided the enclosed proxy card as promptly as possible. If you attend the annual meeting, you may vote your shares in person, even though you have previously signed and returned your proxy.

By Order of the Board of Directors,

/s/ C. Brett Burford
C. Brett Burford
Secretary

Dallas, Texas

November 28, 2012

YOUR VOTE IS IMPORTANT.

PLEASE EXECUTE AND RETURN PROMPTLY THE

ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED HEREIN.

TABLE OF CONTENTS

PROXY STATEMENT	1

VOTING PROCEDURES AND REVOCABILITY OF PROXIES	1

PROPOSAL I: ELECTION OF DIRECTORS	3

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	5

BOARD OF DIRECTORS AND COMMITTEES	7

EXECUTIVE OFFICERS	9

EXECUTIVE COMPENSATION	10

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	13

PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF WHITLEY PENN AS INDEPENDENT AUDITORS OF DGSE FOR THE FISCAL YEAR ENDING 2012	16

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	18

STOCKHOLDER COMMUNICATIONS AND PROPOSALS	18

PERSONS MAKING THE SOLICITATION	19

OTHER MATTERS	19

FINANCIAL STATEMENTS	19

DGSE Companies, Inc.

11311 Reeder Road

Dallas, Texas 75229

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD December 21, 2012

To Our Stockholders:

This proxy statement (this “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors (the ”Board of Directors” or “Board”) of DGSE Companies, Inc., a Nevada corporation (“we,” “us”, “our”, “the Company” and “DGSE”), to be used at our Annual Meeting of Stockholders to be held at the DoubleTree Hotel, 11611 Luna Road, Farmers Branch, TX 75234 on Friday, December 21, 2012 at 10am (local time), or at any adjournment or adjournments thereof. Our stockholders of record as of the close of business on November 16, 2012 are entitled to vote at our annual meeting.

Important Notice of Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on December 21, 2012.

Our proxy materials, including our Proxy Statement for the 2012 Annual Meeting, 2012 Annual Report on Form 10-K for the year ended December 31, 2011 and proxy card, were first sent to security holders on or about December 1, 2012 and are available on the Internet at www.DGSE.com.

VOTING PROCEDURES AND REVOCABILITY OF PROXIES

The accompanying proxy card is designed to permit each of our stockholders as of the record date to vote on each of the proposals properly brought before the annual meeting. As of the record date, there were 12,175,584 shares of our common stock, par value $.01 per share (our “Common Stock”), issued and outstanding and entitled to vote at the annual meeting. Each outstanding share of our common stock is entitled to one vote.

The holders of a majority of our outstanding shares of common stock, present in person or by proxy, will constitute a quorum for the transaction of business at the annual meeting. If a quorum is not present, the annual meeting may be adjourned from time to time until a quorum is obtained.

Abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present. Abstentions, but not broker non-votes, are treated as shares present and entitled to vote, and will be counted as a “no” vote on all other matters. Broker non-votes are treated as not entitled to vote, and so reduce the absolute number, but not the percentage of votes needed for approval of a matter. Broker non-votes occur when nominees, such as banks and brokers holding shares on behalf of beneficial owners, do not receive voting instructions from the beneficial holders at least ten days before the meeting. If that happens, the nominees may vote those shares only on matters deemed “routine” by the NYSE MKT Exchange (the “Exchange”), such as the ratification of auditors. Nominees cannot vote on non-routine matters unless they receive voting instructions from beneficial holders, resulting in so-called “broker non-votes.”

Assuming that a quorum is present, directors will be elected by a plurality vote and the five nominees who receive the most votes will be elected. There is no right to cumulative votes in the election of directors. As a result, abstentions and “broker non-votes” (see below), if any, will not affect the outcome of the vote on this proposal.

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Assuming that a quorum is present, the ratification of the appointment of Whitley Penn, LLP (“Whitley Penn”) as our independent registered public accountants for the fiscal year ending December 31, 2012 and approval of any other matter that may properly come before the annual meeting, the affirmative vote of a majority of the total votes cast on these proposals, in person or by proxy, is required to approve these proposals. As a result, abstentions will have the same practical effect as a negative vote on these proposals, and “broker non-votes”, if any, will not affect the outcome of the vote on these proposals. The Company believes that the proposal for the ratification of our independent registered public accounting firm is considered to be a “routine” matter, and hence the Company does not expect that there will be a significant number of broker non-votes on such proposal.

As of the record date, November 16, 2012, NTR Metals, LLC, a Texas limited liability company (“NTR”) had advised the Company that NTR has filed, on November 16, 2012, a Form 4 with the Securities and Exchange Commission (“SEC”) stating that, as of the filing date, NTR owns 5,026,442 shares of our Common Stock. NTR had previously filed, on October 31, 2012, a Schedule 13D/A with SEC stating that, as of the filing date, NTR has been granted a proxy by Dr. L.S. Smith to vote his 1,628,014 shares until May 25, 2014, and holds options to purchase up to 5,000,000 shares of our Common Stock, which if exercised would result in ownership of 67.85% of the outstanding shares of our Common Stock. On November 11, 2011, as a result of the transactions more fully described in Item 5.01 of our Current Report on Form 8-K, as filed with the Securities and Exchange Commission on November 15, 2011, NTR gained control over a majority of our Common Stock. Prior to November 11, 2011, Dr. L. S. Smith, our former Chief Executive Officer and Chairman of the Board, exercised voting control over a majority of our Common Stock.

The accompanying proxy card provides space for you to vote in favor of, against or to withhold voting for: (i) the nominees for the Board of Directors identified herein and (ii) the ratification of the appointment of Whitley Penn as independent registered public accountants of DGSE for the fiscal year ending December 31, 2012. The Company’s Board of Directors urges you to complete, sign, date and return the proxy card in the accompanying envelope, which is postage prepaid for mailing in the United States.

When a signed proxy card is returned with choices specified with respect to voting matters, the proxies designated on the proxy card will vote the shares in accordance with the stockholder’s instructions. The Company has designated James D. Clem and C. Brett Burford as proxies for the stockholders. If you desire to name another person as your proxy, you may do so by crossing out the names of the designated proxies and inserting the names of the other persons to act as your proxies. In that case, it will be necessary for you to sign the proxy card and deliver it to the person named as your proxy and for the named proxy to be present and vote at the annual meeting. Proxy cards so marked should not be mailed to us.

If you sign your proxy card and return it to the Company and you have made no specifications with respect to voting matters, your shares will be voted FOR: (i) the election of the nominees for director identified herein and (ii) the ratification of the appointment of Whitley Penn as the Company’s independent registered public accountants for the fiscal year ending December 31, 2012.

You have the unconditional right to revoke your proxy at any time prior to the voting of the proxy by taking any act inconsistent with the proxy. Acts inconsistent with the proxy include notifying our Secretary in writing of your revocation, executing a subsequent proxy, or personally appearing at the annual meeting and casting a contrary vote. However, no revocation shall be effective unless at or prior to the annual meeting we have received notice of such revocation.

At least ten (10) days before the annual meeting, the Company will make a complete list of the stockholders entitled to vote at the annual meeting open to the examination of any stockholder for any purpose germane to the meeting. The list will be open for inspection during ordinary business hours at the Company’s offices located at 11311 Reeder Road, Dallas, Texas 75229, and will also be made available to stockholders present at the meeting.

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PROPOSAL I: ELECTION OF DIRECTORS

Five directors are proposed to be elected at the annual meeting. If elected, each director will hold office until the next annual meeting of stockholders or until his successor is elected and qualified. The election of directors will be decided by a plurality vote.

The five nominees for election as directors to serve until the next annual meeting of stockholders and until their successors have been duly elected and qualified are Craig Alan-Lee, James D. Clem, William P. Cordeiro, David S. Rector and James J. Vierling. All of the nominees named in this proxy statement are members of the Company’s current Board of Directors. All nominees have consented to serve if elected and the Company has no reason to believe that any of the nominees named will be unable to serve. If any nominee becomes unable to serve, (i) the shares represented by the designated proxies will be voted for the election of a substitute as the Company’s Board of Directors may recommend, (ii) the Company’s Board of Directors may reduce the number of directors to eliminate the vacancy or (iii) the Company’s Board of Directors may fill the vacancy at a later date after selecting an appropriate nominee.

The current Board of Directors nominated the individuals named below for election to our Board of Directors, and information regarding the background and qualifications of each of the nominees is set forth below. See “Security Ownership of Certain Beneficial Owners and Management” for additional information about the nominees, including their ownership of securities issued by DGSE.

Name	Age	Director Since	Position
James J. Vierling	50	2012	Chairman of the Board, Chief Executive Officer and President of DGSE Companies, Inc., President of SBT
James D. Clem	36	2011	Director and Chief Operating Officer of DGSE Companies, Inc.
William P. Cordeiro, Ph.D. (1)(2)	68	1999	Director and Chairman of the Audit Committee
Craig Alan-Lee (1)(2)	55	2004	Director
David S. Rector (1)(2)	66	2007	Director and Chairman of the Compensation Committee

(1) Member of the Audit Committee

(2) Member of the Compensation Committee

The following paragraphs summarize each director’s principal occupation, business affiliations and other information.

James J. Vierling replaced William Oyster as our Chief Executive Officer, President, Chairman of the Board and Principal Executive Officer on October 25, 2012.  Mr. Vierling was elected to the Board because of his extensive jewelry industry and other related experience. Mr. Vierling had previously served as the President of Southern Bullion Trading, LLC (“SBT”) since 2009, a wholly-owned subsidiary of DGSE Companies, Inc.  SBT was acquired by us on September 14, 2011 in an acquisition from NTR, our largest vendor and largest shareholder. Prior to joining SBT, from 2005 until 2009, Mr. Vierling was Chief Marketing Officer and Strategic Planner of A-1 Premium Acceptance, an installment loan company. Mr. Vierling holds a BA in economics from the University of Missouri.

James D. Clem has served as Director and Chief Operating Officer of DGSE Companies, Inc. since December, 2012.  Mr. Clem was elected to the Board because of his extensive jewelry industry and other related experience. Prior to his current position, Mr. Clem had served as the Company's Vice President of Sales and Marketing since 2008.   Prior to 2008, Mr. Clem was with the Heritage Organization for seven years as Vice President of Sales and Marketing and then Chief Operating Officer. Mr. Clem holds a B.B.A. in business from the University of Texas at Arlington.

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William P. Cordeiro, Ph.D. has served as a Director and an independent member and financial expert of our Audit Committee since 1999. He has been a professor in the California State University system since 1988 and the director of the Martin V. Smith School of Business and Economics at CSU Channel Islands since 2001. He has also been a partner of Bartik, Cordeiro & Associates, Inc., a management consulting firm, since 1990. Dr. Cordeiro holds a B.S. in biology from the University of San Francisco, an M.B.A. in finance from University of Southern California, an M.A. in management from Claremont Graduate School and a Ph.D. in executive management from Claremont Graduate School. Mr. Cordeiro was elected to the Board because of his extensive financial experience.

Craig Alan-Lee has served as a Director and independent member of our Audit Committee since 2004. He has served as a senior loan consultant with Castle Funding, Inc., a mortgage loan company, since November 1994. Mr. Alan-Lee was elected to the Board based on his 30 years of experience in business and management.

David S. Rector has served as a Director and independent member of our Audit Committee since 2007 and was elected as Chairman of the Company's Compensation Committee in 2012.  He also serves on the board of directors of Standard Drilling, Valor Gold Corp., American Strategic Minerals Corp. and Pershing Gold Corp. (formerly Sagebrush Gold, Ltd.) and previously served as a director of Superior Galleries, Inc. from May 2003 until May 2007.  Since 1985, he has served as a principal of David Stephen Group, which provides enterprise consulting services to emerging and developing companies in a variety of industries. Prior to that, he served as president, chief executive officer and chief operating officer of Nanoscience Technologies, Inc., a development stage company engaged in the development and commercialization of DNA nanotechnology. Mr. Rector holds a B.S. in business and finance from Murray State University. Mr. Rector was elected to the Board because of his extensive industry and other related experience.

 Family Relationships

There are no family relationships among the nominees for director, the officers and key employees of the Company.

Vote Required

Directors will be elected by a plurality of the votes cast by the holders of DGSE Common Stock voting in person or by proxy at the annual meeting. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum, but will have no effect on the vote for election of directors.

THE BOARD OF DIRECTORS URGES YOU TO VOTE “FOR”

EACH OF THE NOMINEES FOR DIRECTOR SET FORTH ABOVE.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS AND MANAGEMENT

The following table sets forth, as of the record date, November 16, 2012, the beneficial ownership each stockholder known by the Company to own beneficially more than 5% of the Company’s outstanding shares of Common Stock. Common Stock beneficially owned and percentage ownership as of November 16, 2012 was based on 12,175,584 shares outstanding.

	(2)	(3)
	Name and	Amount		(5)	(6)	(7)	(8)
(1)	address of	and nature	(4)	Sole	Shared	Sole	Shared
Title of	beneficial	of beneficial	Percent	Voting	Voting	Investment	Investment
class	owner	ownership	of class	Power	Power	Power	Power

Common	NTR (1)
Stock	10720 Composite Dr.	11,654,456	67.85%	11,654,456	-	10,003,242	-
	Dallas, TX 75220

Common	Dr. L.S. Smith (2)
Stock	519 I-30, Suite 243	1,628,014	13.37%	-	-	1,628,014	-
	Rockwall, TX 75087

Common	David W. Berry (3)
Stock	4200 Montrose Blvd., Suite 400	988,279	8.12%	944,288	43,991	944,288	43,991
	Houston, TX 77006

1	NTR owns 5,026,442 shares, has been granted a proxy by Dr. L.S. Smith to vote his 1,628,014 shares until May 25, 2014, and has 5,000,000 options which if exercised would results in 67.85% of the common stock.
2	Dr. L.S. Smith has granted NTR a proxy to vote his 1,628,014 shares until May 25, 2014.
3	In the Schedule 13G/A, filed with the SEC on January 27, 2012, pursuant to a Joint Filing Agreement, by Select Contrarian Value Partners, L.P. (“Select Contrarian”), Kaizen Management, L.P., the general partner and investment advisor of Select Contrarian (“Kaizen Management”), Kaizen Capital, LLC, the general partner of Kaizen Management (“Kaizen Capital”), and David W. Berry, the manager of Kaizen Management, Mr. Berry was reported to hold sole voting and investment power over 944,288 shares and shared voting and investment power over 43,991 shares, Kaizen Capital was reported to hold sole voting and investment power over 900,288 shares and shared voting and investment power over 43,991 shares, Kaizen Management was reported to hold sole voting and investment power over 900,288 shares and shared voting and dispositive power over 43,991 shares, and Select Contrarian was reported to hold sole voting and investment power over 900,288 shares. No information was provided by the filers as to the nature of the shared voting or investment power of Kaizen Management, Kaizen Capital or Mr. Berry.

The following table sets forth information with respect to beneficial ownership of our Common Stock at the record date November 16, 2012 by our principal executive officers; by each of our Directors; and by all executive officers and Directors as a group. Except as otherwise noted, the address of each of the following beneficial owners is c/o DGSE Companies, Inc., 11311 Reeder Road, Dallas, Texas 75229.

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		(3)				(7)	(8)
	(2)	Amount and	(4)	(5)	(6)	Sole	Shared
(1)	Name and address of	nature of	Percent of	Sole Voting	Shared Voting	Investment	Investment
Title of class	beneficial owner	beneficial	class	Power	Power	Power	Power

Common Stock	William Cordeiro (1)	47,500	0.39%	47,500	-	47,500	-

Common Stock	Craig Alan-Lee (2)	345,000	2.83%	345,000	-	345,000	-

Common Stock	David S. Rector (3)	24,150	0.20%	24,150	-	24,150	-

Common Stock	James J. Vierling (4)	147,000	1.21%	147,000	-	147,000	-

Common Stock	James D. Clem (5)	47,925	0.39%	47,925	-	47,925	-

Common Stock	C. Brett Burford (6)	2,000	0.02%	2,000	-	2,000	-

Common Stock	All Directors and
	Executive Officers	613,575	5.02%	613,575	-	613,575	-

(1)	William Cordeiro is an outside director, owns 10,000 shares directly and has options to purchase 32,500 shares of our Common Stock. Beneficial ownership also includes 5,000 shares owned by Bartik, Cordeiro & Associates, as to which Mr. Cordeiro has shared voting and investment powers.
(2)	Craig Alan-Lee is an outside director, owns 330,000 shares and has options to purchase 15,000 shares of our Common Stock.
(3)	David S. Rector is an outside director, owns 14,150 shares and has options to purchase 10,000 shares of our Common Stock.
(4)	James J. Vierling was elected as the Company's Chairman of the Board, CEO and President on October 25, 2012, owns 147,000 shares of our Common Stock and has no options to purchase shares of our Common Stock.
(5)	James D. Clem was named elected as a Director and COO on December 20, 2011 and owns 47,925 shares and has no options to purchase shares of our Common Stock.
(6)	C. Brett Burford was named as CFO on August 31, 2012, owns 2,000 shares of Common Stock and has no options to purchase shares of our Common Stock.

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BOARD OF DIRECTORS AND COMMITTEES

Board of Directors and Committees

Board Composition

Our Board is currently composed of five directors. Our Board has determined that William P. Cordeiro, Ph.D., Craig Alan-Lee and David S. Rector are “independent” under the standards of the SEC and the Exchange. Under applicable SEC and Exchange rules, the existence of certain “related person” transactions above certain thresholds between a director and the company are required to be disclosed and preclude a finding by our Board that the director is independent. In addition to transactions required to be disclosed under SEC rules, our Board considered certain other relationships in making its independence determinations, and determined in each case that such other relationships did not impair the director’s ability to exercise independent judgment on our behalf.

Our directors are elected at an annual meeting of our shareholders by the holders of shares entitled to vote in the election of directors, except in the case of vacancy, which can be filled by an affirmative vote of a majority of the remaining directors. Each director is elected to serve until the annual meeting of shareholders following his election or until he chooses to resign from his position.

Board Meetings

Our Board meets as often as necessary to perform its duties and responsibilities. During the fiscal year ended December 31, 2011 (“Fiscal 2011”), the Board met six times in person or telephonically. All members of our Board were present at and participated in all six meetings. In addition, our Board acted by written consent one time. Management also periodically conferred with directors between meetings regarding affairs of the Company.

Audit Committee

The Audit Committee, consisting of three independent directors of our Board, is chaired by William P. Cordeiro, PhD, who is also an “audit committee financial expert,” as that term is defined in Item 407(d)(5)(ii) of Regulation S-K, promulgated under the Securities Act. Dr. Cordeiro is “independent,” as defined by the listing standards of the Exchange. The other members of the Audit Committee are David S. Rector and Craig Alan-Lee. The Audit Committee is primarily tasked with overseeing our financial reporting process, evaluation of independent auditors and, where appropriate, exercising its duty to replace our independent auditors. Management is responsible for preparing our financial statements, and the independent auditors are responsible for auditing those financial statements.

In addition to their regular activities, the Audit Committee is available to meet with the independent auditors, the Chief Executive Officer or the Chief Financial Officer whenever a special situation arises and meets as often as necessary to perform their duties and responsibilities. The charter for the Audit Committee is available under the “Investor Relations” menu in the “DGSE Companies” section of our website at www.DGSE.com. We certify that we have adopted a formal written audit committee charter and that the Audit Committee reviews and reassesses the adequacy of the charter annually.

Audit Committee Report

The Audit Committee has reviewed and discussed the audited financial statements with management and Whitley Penn, our independent registered accounting firm, and all matters required to be discussed by the American Institute of Certified Public Accountants, Professional Standards, Vol. 1, AU Section 380, as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.

The Audit Committee has received written disclosures and the letter from Whitley Penn required by applicable rules of the PCAOB regarding Whitley Penn’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with Whitley Penn its independence.

The Audit Committee acts pursuant to our Audit Committee Charter. Each of the members of the Audit Committee qualifies as an independent director under the current listing standards of the Exchange.

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Compensation Committee

At the end of Fiscal 2011, we were classified as a “controlled company,” as that term is defined by the Exchange, and as of that date, we did not have a Compensation Committee or any committee performing similar functions.

However, as of the date of the filing of this Proxy Statement, we have adopted a more formalized process for determining compensation for our named executive officers, including the creation of a Compensation Committee comprised of our independent directors. The Compensation Committee is chaired by David S. Rector and is primarily concerned with reviewing, approving and determining the compensation of our executive officers to ensure that we employ ethical compensation standards and that our executive officers are fairly compensated based upon their performance and contribution to us. The Compensation Committee meets as often as necessary to perform their duties and responsibilities. The charter for the Compensation Committee is available under the “Investor Relations” menu in the “DGSE Companies” section of our website at www.DGSE.com. We have adopted a formal written Compensation Committee Charter, and the Audit Committee reviews and reassesses the adequacy of the charter annually.

Leadership

Pursuant to our bylaws, the Chairman of our Board shall be and is our Chief Executive Officer. Pursuant to our bylaws, he presides, when present, at all meetings of the shareholders and at all meetings of our Board, and he has general supervision over our affairs, shall have general and active control of all of our business and shall see that all orders and resolutions of our Board and our shareholders are carried into effect.

Risk Oversight

Like other companies, we face a variety of risks, including investment risk, liquidity risk~~,~~ and operational risk. Our Board believes an effective risk management system should (i) timely identify the material risks that we face, (ii) communicate necessary information with respect to material risks to senior executives and, as appropriate, to the Board or the relevant committee of our Board of Directors, (iii) implement appropriate and responsive risk management strategies consistent with our risk profile, and (iv) integrate risk management into decision-making. Our Board is tasked with overseeing risk oversight, and periodically meets with management and advisors regarding the adequacy and effectiveness of our risk management processes and to analyze the most likely areas of future risk for us. In addition to the formal compliance program, our Board encourages management to promote a corporate culture that incorporates risk management into our corporate strategy and day-to-day business operations.

Code of Business Conduct & Ethics and Related Party Transaction Policy

We have adopted a Code of Business Conduct & Ethics, as well as a Related Person Transaction Policy, each of which applies to our directors, executive officers (or persons performing similar functions), employees and certain of our other affiliates, associates and/or related persons. The latest copies of our Code of Business Conduct & Ethics and Related Person Transaction Policy are available under the “Investor Relations” menu in the “DGSE Companies” section of our website at www.DGSE.com. Any transactions between us and our officers, directors, principal shareholders~~,~~ or other affiliates have been and will be on terms no less favorable to us than the Board believes could be obtained from unaffiliated third parties on an arms-length basis. We intend to disclose future amendments to these policies, or waivers of such provisions, at the same location on our website and also in public filings.

Shareholder Communication

Shareholders may send communications to our Board, individual directors or officers through our Investor Relations Department, Attn: Mr. C. Brett Burford, Chief Financial Officer and Secretary, c/o DGSE Companies, Inc., 11311 Reeder Road, Dallas Texas 75229, or by phone at 972-484-3662. Mr. Burford will forward our shareholders all communications that, in his judgment, are appropriate for consideration by members of our Board. Comments or questions regarding our accounting, internal controls or auditing matters will be referred to members of the Audit Committee. Comments or questions regarding the nomination of directors and other corporate governance matters will be referred to all members of our Board.

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EXECUTIVE OFFICERS

The following table sets forth certain information regarding the current executive officers of DGSE:

		Employee or
Name	Age	Director Since	Position
James J. Vierling	50	2009	Chairman of the Board, Chief Executive Officer and President of DGSE Companies, Inc., President of SBT
C. Brett Burford	45	2012	Chief Financial Officer and Secretary of DGSE Companies, Inc.
James D. Clem	36	2008	Director and Chief Operating Officer of DGSE Companies, Inc.

James J. Vierling replaced William Oyster as our Chief Executive Officer, President, Chairman of the Board and Principal Executive Officer on October 25, 2012.  Mr. Vierling was elected to the Board because of his extensive jewelry industry and other related experience. Mr. Vierling had previously served as the President of SBT since 2009, a wholly-owned subsidiary of DGSE Companies, Inc.  SBT was acquired by us on September 14, 2011 in an acquisition from NTR, our largest vendor and largest shareholder. Prior to joining SBT, from 2005 until 2009, Mr. Vierling was Chief Marketing Officer and Strategic Planner of A-1 Premium Acceptance, an installment loan company. Mr. Vierling holds a BA in economics from the University of Missouri.

C. Brett Burford was appointed as our Chief Financial Officer, Principal Financial Officer and Chief Accounting Officer on August 31, 2012.  Mr. Burford replaced Matthew Auger, who, until the date of Mr. Burford’s appointment, had served as our Interim Chief Financial Officer since November 17, 2011. The Board chose Mr. Burford for these positions because of Mr. Burford’s extensive 22 years of experience in finance, strategic planning, regulatory compliance and corporate governance. From 2008 to 2011, Mr. Burford served as Chief Financial Officer of Craftmade International, Inc., a publicly-traded producer of home décor items, where Mr. Burford helped lead negotiations of the sale of Craftmade to a strategic buyer in late 2011. Prior to that, Mr. Burford worked at Cadbury Schweppes Americas Beverages, the U.S. soft-drink division of London-based Cadbury Schweppes, PLC, which is now separately-traded on the NYSE as Dr. Pepper Snapple Group. Mr. Burford served in a variety of positions at Dr. Pepper Snapple Group from 1997 to 2008, including as Vice President, Finance from 2006 to 2008, and as Vice President, Strategic Planning from 2003 to 2005. Mr. Burford received a B.S. in Finance with Minors in Accounting and Management Information Systems from Oklahoma State University in 1989, a Masters of Business Administration from the University of Texas at Dallas in 1996 and a Masters of Liberal Arts from Southern Methodist University in 2004.

James D. Clem has served as Director and Chief Operating Officer of DGSE Companies, Inc. since December, 2012.  Mr. Clem was elected to the Board because of his extensive jewelry industry and other related experience. Prior to his current position, Mr. Clem had served as the Company's Vice President of Sales and Marketing since 2008.   Prior to 2008, Mr. Clem was with the Heritage Organization for seven years as Vice President of Sales and Marketing and then Chief Operating Officer. Mr. Clem holds a B.B.A. in business from the University of Texas at Arlington.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following tables and discussion sets forth the compensation paid or accrued to our Chief Executive Officer (or person acting in a similar capacity), and our two most highly compensated executive officers other than our Chief Executive Officer, for all services rendered to us by these individuals in all capacities for Fiscal 2011 and the fiscal year ended December 31, 2010 (“Fiscal 2010”).

Name and				All Other		Total
Principal Position	Fiscal Year	Salary($)	Bonus($)	Compensation($)		Compensation ($)

Dr. L.S. Smith	2010	425,000	212,500	9,000	(5)	646,500
CEO(1)	2011	395,750	-	7,500	(5)	403,250

John Benson	2010	175,000	-	-		175,000
CFO(2)	2011	172,020	-	-		172,020

William H Oyster	2010	250,000	112,500	5,400	(6)	367,900
CEO, President & COO(3)	2011	284,519	106,250	5,400	(6)	396,169

James D Clem	2010	130,291	-	-		130,291
COO(4)	2011	152,331	35,000	-		187,331

(1)	Dr. L.S. Smith resigned from his position as Chairman of the Board and CEO on October 31, 2011.
(2)	John Benson resigned from his position as CFO on November 17, 2011.
(3)	William H. Oyster was elected by the Board to the role of Chairman of the Board and CEO upon the resignation of Dr. L.S. Smith on October 31, 2011. Prior to this election, Mr. Oyster served as the Company's President and COO.
(4)	James D. Clem was appointed the position of COO and Secretary on December 20, 2011.
(5)	This amount represents the value of the compensation paid to Dr. L.S. Smith for automobile expense reimbursement ($750 per month).
(6)	This amount represents the value of the compensation paid to Mr. Oyster for country club dues ($450 per month).

Employment Agreements

During Fiscal 2012, the Company entered into employment agreements with certain of its named executive officers, each of which is described below.

James J. Vierling. On October 25, 2012, DGSE and Mr. Vierling entered into that certain Employment Agreement, dated October 25, 2012, by and between DGSE and Mr. Vierling, which has an initial term of three years, and in consideration for Mr. Veirling’s service, (i) DGSE will pay Mr. Vierling a salary of $535,000 per year; (ii) beginning in 2013, Mr. Vierling shall be eligible for a performance bonus in an amount equal to 25% of his annual salary if certain performance targets are met and (iii) Mr. Vierling shall be entitled, so long as he remains an employee of DGSE, to receive grants of an option to purchase 50,000 shares of our Common Stock.

C. Brett Burford. Pursuant to a written offer letter, and in consideration for Mr. Burford’s service, DGSE (i) shall pay Mr. Burford a salary of $220,000 per year; (ii) may pay Mr. Burford a performance bonus for the 2012 fiscal year of up to $40,000, based upon the achievement of mutually-agreed upon goals with respect to the restatement of our financial statements; (iii) may pay Mr. Burford a performance bonus for the 2013 fiscal year and future fiscal years of up to twenty-five percent (25%) of Mr. Burford’s annual salary, based upon the achievement of goals which shall be mutually-agreed upon annually; and (iv) shall grant to Mr. Burford options to purchase shares of our Common Stock insofar as such option grants are commensurate with those granted to other senior-level management. Mr. Burford is an at-will employee of DGSE, and we may reassign Mr. Burford, terminate Mr. Burford’s employment or change Mr. Burford’s compensation at any time with or without cause.

James D. Clem. Pursuant to that certain Employment Agreement, dated January 1, 2012, by and between Mr. Clem and DGSE, as amended by First Amendment to Employment Agreement, dated September 25, 2012 and effective September 1, 2012, by and between DGSE and Mr. Clem, we have agreed to pay Mr. Clem an annual salary of $325,000. Under the terms of Mr. Clem’s Employment Agreement, as amended, Mr. Clem is not entitled to any retention bonus; however, Mr. Clem is eligible to receive a performance bonus at the discretion of our Board of Directors upon the completion of the fiscal year ending December 31, 2013.

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Outstanding Equity Awards at Fiscal Year End

We granted no stock awards, stock option awards, or non-equity incentive compensation awards (other than the above bonuses) to our named executive officers or directors in Fiscal 2011 or Fiscal 2010.

Dr. L.S. Smith, our former Chief Executive Officer and Chairman of the Board, exercised options to purchase 945,634 shares of our Common Stock in Fiscal 2011.

The following table sets forth information concerning unexercised options, stock that has not vested for each named executive officer and director as of the end of Fiscal 2011.  Other than what is listed on the table below, there were no equity incentive plan awards in Fiscal 2011.

	Number of Securities	Option	Option	Number of shares or
Name and	Underlying Unexercised	Exercise	Expiration	units of stock that
Principal Position	Options (#)	Price ($)	Date	have not vested (#)

William H Oyster	50,000	2.13	(3)	-
CEO, President & COO(1)	100,000	2.25	(3)	-

Scott Williamson	20,000	2.43	11/4/2012	-
Executive VP (2)

Craig Alan-Lee	5,000	2.82	(3)	-
Director	10,000	6.00	(3)	2,000

David S. Rector	10,000	6.00	(3)	2,000
Director

William P. Cordeiro, PhD	15,000	2.25	(3)	-
Director	5,000	2.82	(3)	-
	2,500	4.19	(3)	-
	10,000	6.00	(3)	2,000

(1)	William H. Oyster was elected by the Board to the role of CHB and CEO upon the resignation of Dr. L.S. Smith on October 31, 2011. Prior to this election, Mr. Oyster served as the Company's President and COO.
(2)	S. Scott Williamson's position with the Company was terminated on May 8, 2012, and his options expired unexercised on November 4, 2012.
(3)	Options expire 180 days after service to the Company ends.

Compensation of Directors

Our directors are responsible for guiding and supervising our business and affairs. Recent developments in corporate governance and financial reporting have resulted in an increased involvement of public company directors. Our board committees - Audit and Compensation - are composed exclusively of independent directors. The many responsibilities and risks and the substantial time commitment of being a director of a public company require that we provide adequate compensation to ensure our directors’ continued performance.

Dr. Cordeiro received four quarterly payments of $5,000 as Chairman of our audit committee in both Fiscal 2011 and Fiscal 2010. Mr. Rector and Mr. Alan-Lee received four quarterly payments of $4,500 as independent directors in both Fiscal 2011 and Fiscal 2010. Our directors do not receive meeting fees for Board or committee meeting attendance. We do not provide any health insurance, retirement or other benefit programs to our independent directors. In addition to the quarterly payments, we reimburse our directors for their reasonable expenses incurred while attending meetings of our Board and its Committees or conducting other Company business.

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We did not provide equity compensation for our independent directors in Fiscal 2011 or Fiscal 2010. Our employee directors receive no separate compensation for their services as directors.

The following table sets forth the total compensation paid to our directors for their service on our Board and committees of the Board during Fiscal 2011 and Fiscal 2010.

			All Other
Name	Fiscal Year	Fees Paid($)	Compensation ($)	Total($)
William P. Cordeiro, Ph.D.	2011	20,000	-	20,000
	2010	20,000	-	20,000
Craig Alan-Lee	2011	18,000	-	18,000
	2010	18,000	-	18,000
David S. Rector	2011	18,000	-	18,000
	2010	18,000	-	18,000
Dr. L.S. Smith	2011	-	-	-
	2010	-	-	-
William H. Oyster	2011	-	-	-
	2010	-	-	-
James D. Clem (1)	2011	-	-	-
	2010	-	-	-
James J. Vierling (2)	2011	-	-	-
	2010	-	-	-

(1)	James D. Clem was named elected as a Director and COO on December 20, 2011.
(2)	James J. Vierling was elected as the Company's Chairman of the Board, CEO and President on October 25, 2012.

Equity Compensation Plan Information

On June 27, 2006 our shareholders approved the adoption of the 2006 Equity Incentive Plan (the “2006 Plan”) which reserved 750,000 shares for issuance upon exercise of options to purchase our Common Stock. We subsequently granted options to purchase 150,000 shares of our Common Stock pursuant to the 2006 Plan, of which 100,000 have been exercised, 20,000 have expired, and 30,000 remain outstanding. As a result, there are 620,000 options to purchase our Common Stock available for future grants under the 2006 Plan, which excludes options that have either been exercised or remain outstanding.

On June 21, 2004, our shareholders approved the adoption of the 2004 Stock Option Plan (the “2004 Plan”) which reserved 1,700,000 shares of our Common Stock for issuance upon exercise of options to purchase our Common Stock.  We granted options to purchase an aggregate of 1,459,634   shares of our Common Stock under the 2004 Plan to certain of our officers, directors, key employees and certain other individuals who provided us with goods and services.  Each option vested on either January 1, 2004 or immediately upon issuance thereafter. The exercise price of each option issued pursuant to the 2004 Plan is equal to the market value of our Common Stock on the date of grant, as determined by the closing bid price for our Common Stock on the Exchange on the date of grant or, if no trading occurred on the date of grant, on the last day prior to the date of grant on which our securities were listed and traded on the Exchange. Of the options issued under the 2004 Plan, as of December 31, 2011, 845,634 have been exercised, 96,500 have expired, and 517,500 remain outstanding.  We have determined not to make any further issuances pursuant to the 2004 Plan, and as a result there are zero options to purchase our Common Stock available for future grants under the 2004 Plan.

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The following table summarizes options outstanding as of December 31, 2011:

			Number of securities remaining
			available for future issuance
	Number of securities to be	Weighted average exercise	under equity compensation
	issued upon exercise of options,	price of outstanding options,	plans (excluding securities
Plan Category	warrants & rights (a)	warrants & rights (b)	reflected in column (a))
Equity compensation plans approved by security holders	547,500	$ 2.42	620,000
Equity compensation plans not approved by security holders	None	-	None

Total	547,500	$ 2.42	620,000

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

From time to time, we engage in business transactions with our controlling shareholder, NTR. Set forth below in the section entitled “Related Party Transactions” is a summary of such transactions.

Controlling Shareholder

As of the record date, November 16, 2012, NTR had advised the Company that NTR has filed, on November 16, 2012, a Form 4 with the SEC stating that, as of the filing date, NTR owns 5,026,442 shares of our Common Stock. NTR had previously filed, on October 31, 2012, a Schedule 13D/A with the SEC stating that, as of the filing date, NTR has been granted a proxy by Dr. L.S. Smith to vote his 1,628,014 shares until May 25, 2014, and holds options to purchase up to 5,000,000 shares of our Common Stock, which if exercised would result in ownership of 67.85% of the outstanding shares of our Common Stock.

Related Party Transactions

We have a corporate policy governing the identification, review, consideration and approval or ratification of transactions with related persons, as that term is defined in the Instructions to Item 404(a) of Regulation S-K, promulgated under the Securities Act (“Related Persons “).  Under this policy, all Related Person transactions are identified and approved prior to consummation of the transaction to ensure they are consistent with our best interests and the best interests of our stockholders.  Among other factors, our board considers the size and duration of the transaction, the nature and interest of the of the Related Person in the transaction, whether the transaction may involve a conflict of interest and if the transaction is on terms that are at least as favorable to us as would be available in a comparable transaction with an unaffiliated third party.  Our board reviews all Related Person transactions at least annually to determine if it is in our best interests and the best interests of our stockholders to continue, modify, or terminate the Related Person transactions.  Our Related Person Transaction Policy is available for review in its entirety under the “Investor Relations” menu in the “DGSE Companies” section of our website at www.DGSE.com.

NTR is our largest shareholder.  In 2011, NTR was also our primary refiner and bullion trading partner.  In 2010, 27% of sales and 16% of purchases were transactions with NTR, and in 2011 these transactions represented 41% of our sales and 23% of our purchases. As of December 31, 2011, we were obligated to pay $677,000 to NTR as a trade payable.

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On May 25, 2010, we entered into a Closing Agreement with NTR and Dr. L.S. Smith, our Chief Executive Officer at that time (the “Closing Agreement “).  Pursuant to the terms of the Closing Agreement, we assigned to NTR our right to repurchase 3,000,000 shares of our Common Stock (the “ NTR Acquired Interest “) that were held by SIBL, a right which we acquired pursuant to a Purchase and Sale Agreement (and its subsequent amendments), dated January 27, 2010, by and among us and SIBL. Pursuant to the terms of the Closing Agreement, NTR acquired the NTR Acquired Interest directly from SIBL for a cash purchase price of $3,600,000 paid to SIBL by NTR.

Simultaneously with the closing, NTR granted to Dr. Smith a 4-year proxy (the “NTR Proxy”) on the shares constituting the NTR Acquired Interest.  In exchange for NTR’s grant of the NTR Proxy, Dr. Smith granted to NTR an option (the “Option”) to acquire one million (1,000,000) shares of our Common Stock owned by Dr. Smith, at an exercise price of $6.00 per share for the first two years following the anniversary of the closing of the transactions contemplated by the Closing Agreement.  The original terms of the Option required NTR to exercise the option in full and not in part.  On June 10, 2011, the terms of the Option were modified to allow NTR to exercise the Option in increments of 100,000 shares from June 10, 2011 to July 15, 2011. The Option was subsequently modified to extend the incremental exercise period to August 15, 2011.  By August 15, 2011, NTR had completed its purchase pursuant to the Option. Once this purchase was completed, the NTR Proxy terminated and Dr. Smith then granted NTR an irrevocable proxy on his remaining 1,628,014 shares of our Common Stock.

On September 14, 2011, we announced that we had completed our acquisition of 100 % of SBT, of which NTR was the majority owner. Under the terms of the acquisition, we acquired SBT for 600,000 shares of our restricted Common Stock.

On September 14, 2011 NTR forgave $2,000,000 of payables owed by us, and received 400,000 of our restricted shares of Common Stock. This transaction resulted in a non-cash expense of $1,720,000 recorded as a loss on debt settlement.

On October 25, 2011, we entered into a debt cancellation agreement with NTR, whereby NTR agreed to forgive $2,500,000 of payables owed to NTR by us. In consideration for this debt forgiveness, NTR was granted options to purchase 5,000,000 shares of our Common Stock, at an exercise price of $15.00 per share (the “NTR Options”). The NTR Options vested immediately upon grant, and expire on October 25, 2016. We estimated the fair value of the NTR Options using the Black-Scholes Option Pricing Model, which estimated a value of $5,140,713 for the NTR Options. Accordingly, we took a non-cash charge of $2,640,713 to stock compensation expense in Fiscal 2011.

On July 19, 2012, we entered into the Loan Agreement with NTR, pursuant to which NTR agreed to provide us a guidance line of revolving credit in an amount up to $7,500,000. The Loan Agreement provides that the Loan Agreement will terminate-and our Obligations will be due and payable- upon the earlier of (i) August 1, 2014, (ii) the date that is twelve months after we receive notice from NTR demanding the repayment of the Obligations, (iii) the date the Obligations are accelerated in accordance with the terms of the Loan Agreement or (iv) the date on which the commitment terminates under the Loan Agreement. In connection with the Loan Agreement, we granted a security interest in the respective personal property of each of its subsidiaries. The loan carries an interest rate of two percent (2%) per annum for all funds borrowed pursuant to the Loan Agreement. Proceeds received by us pursuant to the terms of the Loan Agreement were used for repayment of all outstanding financial obligations incurred in connection with that certain Loan Agreement, dated as of December 22, 2005, between us and Texas Capital Bank, N.A., and additional proceeds are expected to be used as working capital in the ordinary course of business.

Our Audit Committee has reviewed these transactions and deemed them to be on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances.

Legal Proceedings

On April 16, 2012, we filed a Current Report on Form 8-K disclosing that our Board had determined the existence of the Accounting Irregularities beginning approximately during the second calendar quarter of 2007 and continuing in periods subsequent thereto, which could affect financial information reported since that time. On April 16, 2012, we also announced that we had engaged forensic accountants to analyze the Accounting Irregularities, and that financial statements and information reported since the inception of the Accounting Irregularities, believed to begin in the second calendar quarter of 2007, should not be relied upon.  We brought the Accounting Irregularities to the attention of the SEC in a letter dated April 16, 2012. On June 18, 2012, we received written notice that the SEC had initiated a private investigation into the Accounting Irregularities, to determine whether any persons or entities had engaged in any possible violations of the federal securities laws. We have cooperated fully, and continue to cooperate fully, with the SEC staff in the investigation. This investigation is still pending as of the date of the distribution of this Proxy Statement, and there can be no certainty as to the outcome of this investigation, or to the findings of the SEC.

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Also, in connection with the Accounting Irregularities, and the subsequent halt in trading of our common stock on the Exchange, we have received notice of two lawsuits that have been filed. The first, Civil Action No. 3:12-cv-3664 filed in the United States District Court for the Northern District of Texas, on September 7, 2012, entitled Grant Barfuss, on behalf of himself and all others similarly situated vs. DGSE Companies, Inc.; L.S. Smith, John Benson and William Oyster. This is a complaint alleging violations of the securities laws and seeks unspecified damages. Plaintiffs allege that certain public filings in 2010 and 2011 were false and misleading. The second suit, Case No. 3:12-cv-03850 in the United States District Court for the Northern District of Texas, was filed on September 21, 2012, by Jason Farmer, Derivatively on Behalf of Nominal Defendant DGSE Companies, Inc., Plaintiff, v. William H. Oyster, James D. Clem, William Cordeiro, Craig Alan-Lee, David Rector, L.S. Smith, and John Benson, Defendants, and DGSE Companies, Inc., Nominal Defendant. This suit has been filed against DGSE, as a nominal defendant, and against certain and former officers and directors. The plaintiff asserts that certain proxy statements were false and misleading, that the defendants breached fiduciary duties owed to DGSE, for abuse of control, and seeks unspecified compensatory and exemplary damages, along with certain corporate governance changes, for the benefit of DGSE. We have not responded to either suit yet, but we intend to defend ourselves vigorously.

On November 29, 2011, we and our subsidiary, Superior, entered into a settlement agreement with FASNAP Corporation (“FASNAP”) in relation to a lawsuit filed against us in California. The lawsuit resulted from a transaction in which we mistakenly sold rare coins that had been in Superior’s possession prior to our acquisition of Superior. After the coins were sold, it was discovered that these coins belonged to FASNAP and that they had not given us authorization to sell the coins. Under the terms of the settlement agreement, we returned the remaining coins which were still in our possession, and we agreed to pay FASNAP the approximate market value of those coins which had been sold. The total cost of the agreement was $2,560,713. Upon review of the facts leading to the lawsuit and settlement, our Current Management believes that under U.S. GAAP, we had sufficient information to accrue for this settlement as a contingent loss, as early as the fiscal year ended December 31, 2009 (“Fiscal 2009”). As a part of the current review and restatement, we are recognizing this accrual in Fiscal 2009 through a reduction to retained earnings.

The Texas Comptroller of Public Accounts (the “Comptroller”) conducted a sales and use tax audit of DGSE with respect to the period March 1, 2006 through November 30, 2009 and subsequently sent a Notification of Audit Results, by letter dated December 17, 2010, asserting that we owe an amount of tax due, plus penalties and interest. We submitted a request for redetermination to the Comptroller by letter dated January 13, 2011. By letter dated August 25, 2011, the Comptroller stated that our request for a redetermination hearing has been granted. The hearing has not yet taken place.

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PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF

WHITLEY PENN AS INDEPENDENT AUDITORS OF DGSE

FOR THE FISCAL YEAR ENDING 2012

The Audit Committee has appointed Whitley Penn as the Company’s independent registered accountants to audit the Company’s financial statements for the fiscal year ending December 31, 2012, and has further directed that management submit the selection of independent registered accountants for ratification by the Company’s stockholders at the annual meeting. Stockholder ratification of the selection of Whitley Penn is not required by our by-laws or otherwise. However, the Company is submitting the selection of Whitley Penn to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Whitley Penn. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent accounting firm at any time during the year if it is determined that such a change would be in the best interests of DGSE and its stockholders.

Representatives of the firm of Whitley Penn are expected to be present at the Company’s annual meeting and will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

In accordance with the requirements of the Sarbanes-Oxley Act of 2002 and the Audit Committee’s charter, all audit and audit-related work and all non-audit work performed by the Company’s independent accountants, Whitley Penn, is approved in advance by the Audit Committee, including the proposed fees for such work. The Audit Committee is informed of each service actually rendered.

The following table presents fees for the audits of our annual Consolidated Financial Statements for Fiscal 2011 and Fiscal 2010.  This table includes fees for professional services rendered by our current independent auditors, our past independent auditors and other firms who provided services related to the production of our restated Consolidated Financial Statements for Fiscal 2011 and 2010.

Auditor/Service Provider	2011	2010
Audit Fees - Cornwell Jackson(1)	$158,774	$170,835
Audit Fees - Whitley Penn(2)	$-	$-
Total Audit Fees	$158,774	$170,835

Audit Related Fees - Cornwell Jackson	$3,687	$12,647
Audit Related Fees - Whitley Penn	-	-
Total Audit Related Fees	$3,687	$12,647

Tax Fees - Cornwell Jackson	$1,635	$15,801
Tax Fees - Whitley Penn	$-	$-
Total Tax Fees	$1,635	$15,801

All Other Fees - Cornwell Jackson	$30,549	$56,246
All Other Fees - Whitley Penn	-	-
Total All Other Fees	$30,549	$56,246

Total Fees to Independent Auditors and Service Providers	$194,645	$255,529

(1)	Cornwell Jackson and Company, P.C. was dismissed as the Company's independent auditors on May 29, 2012.
(2)	Whitley Penn was engaged as the Company's independent auditors on May 29, 2012, to provide audit services in relation to the Company's Fiscal 2010 and Fiscal 2011 consolidated financial statements, but no services were rendered during those periods.

The amounts for audit fees include generally the fees charged for (i) the audit of our annual Consolidated Financial Statements and internal controls over financial reporting under the Sarbanes-Oxley Act and (ii) the reviews of our quarterly financial statements. The tax fees were primarily for tax return preparation and tax-related services.

Applicable law and regulations provide an exemption that permits certain services to be provided by the Company’s outside auditors even if they are not pre-approved. The Company has not relied on this exemption at any time since the Sarbanes-Oxley Act was enacted.

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We engaged the accounting firm of Cornwell Jackson and Company, P.C. (“Cornwell Jackson”) on October 11, 2004, to review and audit our financial statements. After May 18, 2012, Cornwell Jackson provided no further services to us, and Cornwell Jackson was dismissed as our independent accountants by our Board on May 29, 2012. In order to comply with the requirements of the SEC Practice Section, on June 1, 2012, Cornwell Jackson submitted the notification letter indicating that the client-auditor relationship had ceased effective May 29, 2012.

No report of Cornwell Jackson on our financial statements for either of our past two fiscal years contained any adverse opinion or disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles.

During our two most recent fiscal years and through and including any interim period preceding Cornwell Jackson’s dismissal by our Board of Directors on May 29, 2012, there were no disagreements with Cornwell Jackson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Cornwell Jackson, would have caused it to make reference thereto in any report.

Cornwell Jackson, in a letter to us dated May 26, 2011 and in connection with its audit of our financial statements included in our Annual Report on Form 10-K for Fiscal 2010, advised us that we did not have the internal controls necessary for us to develop reliable financial statements (the “Letter”). Our Board discussed the subject matter of the Letter with Cornwell Jackson, and we have authorized Cornwell Jackson to respond fully to the inquiries of any successor accounting firms concerning the subject matter of the Letter. There were no disagreements with Cornwell Jackson regarding the Letter or the subject matter of the Letter. Other than the Letter, during our two most recent fiscal years and through and including any interim period preceding Cornwell Jackson’s dismissal by our Board on May 29, 2012, there were no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K promulgated under the Securities Act).

We requested that Cornwell Jackson furnish us with a letter addressed to the SEC stating whether or not it agrees with the above statements in this Proposal 2. A copy of such letter to the SEC is filed as Exhibit 16.1 to the Current Report on Form 8-K filed with the SEC on June 4, 2012, and is incorporated herein by reference.

On May 29, 2012, we engaged the firm of Whitley Penn as our principal independent accountant to audit our financial statements. The members of our Board of Directors unanimously approved the engagement of Whitley Penn.

Prior to the engagement of Whitley Penn, neither we nor any person on our behalf consulted Whitley Penn regarding either (i) the application of accounting principles to a specified completed or proposed transaction or the type of audit opinion that might be rendered on our financial statements, or (ii) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K, promulgated under the Securities Act and the related instructions to such Item) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K, promulgated under the Securities Act).

Vote Required

The affirmative vote of a majority of the votes cast at the meeting at which a quorum representing a majority of all outstanding shares of the Company’s Common Stock is present and voting, either in person or by proxy, is required for the ratification of the Company’s independent registered accountants.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE

APPOINTMENT OF

Whitley Penn AS INDEPENDENT AUDITORS OF DGSE FOR THE FISCAL YEAR ENDING

December 31, 2012.

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SECTION 16(a) BENEFICIAL OWNERSHIP

REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and officers and persons who beneficially own more than ten percent of our Common Stock to file with the SEC reports of beneficial ownership on Forms 3 and changes in beneficial ownership of our Common Stock and other equity securities on Forms 4 or Forms 5. SEC regulations require all officers, directors and greater than 10% stockholders to furnish us with copies of all Section 16(a) forms they file.

Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to us during, and Forms 5 and amendments thereto furnished to us with respect to, Fiscal 2011, and any written representations from reporting persons that no Form 5 is required, the following table sets forth information regarding each person who, at any time during Fiscal 2011, was a director, officer or beneficial owner of more than 10% of our Common Stock who failed to file on a timely basis, as disclosed in the above forms, reports required by Section 16(a) of the Exchange Act during Fiscal 2011:

Name	Number of Late Reports	Number of Transactions Not Reported On a Timely Basis	Known Failures To File a Required Form

NTR Metals, LLC	11	19	0
James D. Clem	1	0	0

STOCKHOLDER COMMUNICATIONS AND PROPOSALS

We have adopted a formal process by which stockholders may communicate with our board of directors. Our board recommends that stockholders initiate any communications with the board in writing and send them in care of the investor relations department by mail to our principal offices at 11311 Reeder Road, Dallas, Texas 75229. This centralized process will assist the board in reviewing and responding to stockholder communications in an appropriate manner. The name of any specific intended board recipient should be noted in the communication. The board has instructed the investor relations department to forward such correspondence only to the intended recipients; however, the board has also instructed the investor relations department, prior to forwarding any correspondence, to review such correspondence and, in its discretion, not to forward certain items if they are deemed of a personal, illegal, commercial, offensive or frivolous nature or otherwise inappropriate for the board’s consideration. In such cases, that correspondence will be forwarded to our corporate secretary for review and possible response. This information is also contained on our website at www.DGSE.com.

Stockholder proposals to be presented at the Company’s Annual Meeting of Stockholders to be held in 2013, for inclusion in the Company’s proxy statement and form of proxy relating to that meeting, must be received in a reasonable time before the Company begins to print and mail its proxy materials for the 2013 Annual Meeting of Stockholders. Such stockholder proposals must comply with the Company’s bylaws and the requirements of Regulation 14A of the Exchange Act.

Rule 14a-4 of the Exchange Act governs the Company’s use of discretionary proxy voting authority with respect to a stockholder proposal that is not addressed in the proxy statement. With respect to the Company’s 2013 Annual Meeting of Stockholders, if the Company is not provided notice of a stockholder proposal in a reasonable time before the Company begins to print and mail its proxy materials for the 2013 Annual Meeting of Stockholders, the Company will be permitted to use its discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

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PERSONS MAKING THE SOLICITATION

The enclosed proxy is solicited on behalf of the Company’s Board of Directors. The Company will pay the cost of soliciting proxies in the accompanying form. The Company’s officers may solicit proxies by mail, telephone, telegraph or fax. Upon request, the Company will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of the Company’s shares of Common Stock.

OTHER MATTERS

The Board of Directors is not aware of any matter to be presented for action at the meeting other than the matters set forth herein. Should any other matter requiring a vote of stockholders arise, the proxies in the enclosed form confer upon the person or persons entitled to vote the shares represented by such proxies’ discretionary authority to vote the same in accordance with their best judgment in the interest of DGSE.

FINANCIAL STATEMENTS

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, including financial statements, accompanies this proxy statement. The Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made. A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, filed with the SEC, is available (excluding exhibits) without cost to stockholders upon written request made to Investor Relations, DGSE Companies, Inc., 11311 Reeder Road, Dallas, Texas or on-line at the Company’s web site: http://www.dgse.com/DGSE_Companies/investor-relations.aspx

By Order of the Board of Directors,

/s/ C. Brett Burford
C. BRETT BURFORD
Secretary

November 28, 2012

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